Supplement dated November 12, 1998
                    to the Prospectus dated April 20, 1998
                                      of
                              Exeter Fund, Inc.

                               Small Cap Series
                                Energy Series
                              Technology Series
                          Financial Services Series
                             International Series
                             Life Sciences Series
                          Global Fixed Income Series
                          World Opportunities Series


The prospectus is hereby amended and supplemented as follows:

In addition to the Small Cap Series and World Opportunities Series, the International Series will now also be available to investors who purchase their shares directly from Manning & Napier Investor Services, Inc. (the Distributor).

The following information on Purchases and Exchanges applies to series purchased directly from the Distributor:


PURCHASES

      The minimum initial investment in each class of the Series is $2,000 and subsequent purchases must be at least $100. The minimum initial investment is waived for participants in the Automatic Investment Plan (see Automatic
Investment Plan below) and for shareholders who purchase shares through Financial Intermediaries that provide sub-accounting services to the Fund. The Distributor reserves the right to waive these minimum initial or subsequent investment requirements in its sole discretion. The Distributor has the right to refuse any order.

          A purchase order will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received before the time that the Fund calculates net asset values (normally, 4:00 p.m. Eastern time) by the Distributor, Transfer Agent, or its agents. Payment may be made by check or readily available funds. The purchase price of shares of each Class of the Series is the net asset value next determined after a purchase order is effective.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisors determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

     The Advisor will not accept securities in exchange for shares of a Series unless (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and (3) prices are available from an independent pricing service approved by the Funds Board of Directors.

AUTOMATIC INVESTMENT PLAN

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on a checking account. Under this plan, the shareholder may elect to have a specified amount invested on a regular schedule. The minimum amount of each automatic investment is $25. The amount specified by the shareholder will be withdrawn from the shareholders bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the shareholder upon 30 days prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

EXCHANGES BETWEEN SERIES

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares of a Class in an account for which payment has been received by the Fund may be exchanged for shares of the same Class of any of the other Series of the Exeter Fund, Inc. that offer that Class at the net asset value next determined after an exchange order is effective. Shareholders may effect up to 4 exchanges in a 12-month
period  without  charge.    Subsequent exchanges are subject to a fee of $15.
Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder must have received, and should read carefully, the prospectus of the other Series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days notice to shareholders subject to applicable law.


DATE:          November 12, 1998


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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